SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant                              [ X ]

Filed by a party other than the registrant           [   ]

Check the appropriate box:

[  ]     Preliminary proxy statement                 [   ] Confidential, for
                                                            use of the
                                                            Commission only
                                                            (as permitted
                                                            Rule 14a-6(e)(2)

[ X ]    Definitive proxy statement

[   ]    Definitive additional materials

[   ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                (Name of Registrant as Specified in Its Charter)

                       TEMPLETON GLOBAL INCOME FUND, INC.

                   (Name of Person(s) Filing Proxy Statement)

                       TEMPLETON GLOBAL INCOME FUND, INC.

Payment of filing fee (Check the appropriate box):

[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          O-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4)       Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[  ]     Fee paid previously with preliminary material.

[  ]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:

Franklin Templeton Logo


                      TEMPLETON GLOBAL INCOME FUND, INC.

                      IMPORTANT SHAREHOLDER INFORMATION

This document announces the date, time and location of the annual shareholders meeting, identifies the proposals to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 2.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT REVIEWING THE PROPOSALS AT HAND. THEN, FILL OUT YOUR PROXY CARD AND RETURN IT TO US. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY. WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. PLEASE TAKE A FEW MINUTES WITH THESE MATERIALS AND RETURN YOUR PROXY TO US. IF YOU HAVE ANY QUESTIONS, CALL THE FUND INFORMATION DEPARTMENT AT 1-800/DIAL BEN.

Franklin Templeton Logo


                      TEMPLETON GLOBAL INCOME FUND, INC.

                NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton Global Income Fund, Inc. (the "Fund") will be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, March 25, 1997 at 10:00 A.M. (EST).

During the Meeting, shareholders of the Fund will vote on four proposals:

1. The election of Directors of the Fund to hold office for the terms specified;

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending August 31, 1997;

3. The approval or rejection of a shareholder proposal to request and recommend that the Board of Directors approve, and submit to shareholders for approval at the earliest practicable date, amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company; and

4. The transaction of any other business that may properly come before the Meeting.


                                        By order of the Board of Directors,



                                        Barbara J. Green,
                                        Secretary


February 10, 1997

--------------------------------------------------------------------------------

MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

--------------------------------------------------------------------------------

                       TEMPLETON GLOBAL INCOME FUND, INC.

                                 PROXY STATEMENT

o INFORMATION ABOUT VOTING:

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on December 27, 1996 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on all matters presented at the Meeting. The Notice of Meeting, the proxy, and the proxy statement were mailed to shareholders of record on or about February 10, 1997.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to vote on four proposals:

1.   The election of five nominees to the position of Director;

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending August 31, 1997;

3. The approval or rejection of a shareholder proposal to request and recommend that the Board of Directors approve, and submit to shareholders for approval at the earliest practicable date, amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company; and

4. The transaction of any other business that may properly come before the Meeting.

HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

The Directors recommend that you vote:

1.   FOR the election of nominees;

2. FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund;

3. AGAINST the shareholder proposal that the Board of Directors approve, and submit to shareholders for approval, amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company; and

4. FOR the proxyholders to vote, at their discretion, on any other business that may properly come before the Meeting.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete and return the attached proxy. Proxies that are signed, dated and received by the close of business on Monday, March 24, 1997 will be voted as specified. If you specify a vote for any of Proposals 1 through 4, your proxy will be voted as you indicated. If you simply sign and date the proxy, but don't specify a vote for any of Proposals 1 through 4, your shares will be voted in favor of the nominees for Director (Proposal 1), in favor of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (Proposal 2), against the shareholder proposal that the Board of Directors approve, and submit to shareholders for approval, amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company (Proposal 3), and/or in accordance with the discretion of the persons named in the proxy as to any other matters (Proposal
4).

CAN I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy that is received by the Fund at or prior to the meeting, or
(3) attending the Meeting and voting in person.

o THE PROPOSALS:

1. ELECTION OF DIRECTORS: HOW ARE NOMINEES SELECTED?

The Board of Directors of the Fund (the "Board") established a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. and Gordon S. Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

WHO ARE THE NOMINEES AND DIRECTORS?

The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. Andrew H. Hines, Jr., Harris J. Ashton, S. Joseph Fortunato and Nicholas F. Brady have been nominated for a three-year term, set to expire at the 2000 Annual Meeting of Shareholders, and Edith E. Holiday has been nominated for a two-year term, set to expire at the 1999 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board and all of the current Directors are also directors or trustees of other investment companies in the Franklin Group of Funds and the Templeton Group of Funds (the "Franklin Templeton Group of Funds").

Certain nominees and Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr. who own approximately 20% and 16%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). The Fund's investment manager and fund administrator are indirect wholly owned subsidiaries of Resources. There are no family relationships among any of the Directors or nominees for Director.

Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors.

Listed below, for each nominee and Director, is a brief description of recent professional experience as well as each such person's ownership of shares of the Fund and shares of all funds in the Franklin Templeton Group of Funds:

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                    SHARES BENEFICIALLY     TEMPLETON
                                                                     OWNED IN THE FUND   GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION           AND % OF TOTAL     (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE            OUTSTANDING AS OF     FUND) AS OF
         WITH THE FUND                    YEARS AND AGE              DECEMBER 15, 1996  DECEMBER 15, 1996
----------------------------- ------------------------------------ ------------------- -------------------
NOMINEES TO SERVE UNTIL 2000 ANNUAL MEETING OF SHAREHOLDERS:

ANDREW H. HINES, JR.          Consultant  for  the  Triangle               169 (**)         30,158
 Director since 1990          Consulting Group; chairman and
                              director   of  Precise   Power
                              Corporation;     executive-in-
                              residence  of  Eckerd  College
                              (1991-present);   director  of
                              Checkers Drive-In Restaurants,
                              Inc.;  formerly,  chairman  of
                              the board and chief  executive
                              officer  of  Florida  Progress
                              Corporation   (1982-1990)  and
                              director  of  various  of  its
                              subsidiaries;  and director or
                              trustee    of   24   of    the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 73.

                                        4

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                    SHARES BENEFICIALLY     TEMPLETON
                                                                     OWNED IN THE FUND   GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION           AND % OF TOTAL     (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE            OUTSTANDING AS OF     FUND) AS OF
         WITH THE FUND                    YEARS AND AGE              DECEMBER 15, 1996  DECEMBER 15, 1996
----------------------------- ------------------------------------ ------------------- ------------------
HARRIS J. ASHTON              Chairman    of   the    board,              500 (**)          290,183
 Director since 1992          president and chief  executive
                              officer   of   General    Host
                              Corporation (nursery and craft
                              centers);   director   of  RBC
                              Holdings (U.S.A.) Inc. (a bank
                              holding   company)  and  Bar-S
                              Foods; and director or trustee
                              of   55  of   the   investment
                              companies   in  the   Franklin
                              Templeton Group of Funds.  Age
                              64.





NICHOLAS F. BRADY*            Chairman of Templeton Emerging                 -0-             14,626
 Director since 1993          Markets  Investment Trust PLC;
                              chairman  of  Templeton  Latin
                              America  Investment Trust PLC;
                              chairman  of  Darby   Overseas
                              Investments,      Ltd.     (an
                              investment               firm)
                              (1994-present);  chairman  and
                              director of Templeton  Central
                              and  Eastern   European  Fund;
                              director of the  Amerada  Hess
                              Corporation,        Christiana
                              Companies,  and the H.J. Heinz
                              Company;  formerly,  Secretary
                              of    the    United     States
                              Department   of  the  Treasury
                              (1988-1993)  and  chairman  of
                              the  board of  Dillon,  Read &
                              Co. Inc.  (investment banking)
                              prior to 1988; and director or
                              trustee    of   23   of    the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 66.

                                        5

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                    SHARES BENEFICIALLY     TEMPLETON
                                                                     OWNED IN THE FUND   GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION           AND % OF TOTAL     (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE            OUTSTANDING AS OF     FUND) AS OF
         WITH THE FUND                    YEARS AND AGE              DECEMBER 15, 1996  DECEMBER 15, 1996
----------------------------- ------------------------------------ ------------------- ------------------

S. JOSEPH FORTUNATO           Member  of  the  law  firm  of               100 (**)         371,828
 Director since 1992          Pitney,  Hardin, Kipp & Szuch;
                              and a director of General Host
                              Corporation (nursery and craft
                              centers);   and   director  or
                              trustee    of   57   of    the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 64.


NOMINEE TO SERVE UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS:

EDITH E. HOLIDAY              Director   (1993-present)   of                  -0-              -0-
 Director since 1996          Amerada Hess  Corporation  and
                              Hercules         Incorporated;
                              director       of      Beverly
                              Enterprises,              Inc.
                              (1995-present) and H. J. Heinz
                              Company        (1994-present);
                              chairman   (1995-present)  and
                              trustee    (1993-present)   of
                              National     Child    Research
                              Center; formerly, assistant to
                              the  President  of the  United
                              States  and  Secretary  of the
                              Cabinet  (1990-1993),  general
                              counsel to the  United  States
                              Treasury            Department
                              (1989-1990),  and counselor to
                              the  Secretary  and  Assistant
                              Secretary  for Public  Affairs
                              and  Public  Liaison--  United
                              States   Treasury   Department
                              (1988-1989);  and  director or
                              trustee    of   15   of    the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 44.

                                        6

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                    SHARES BENEFICIALLY     TEMPLETON
                                                                     OWNED IN THE FUND   GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION           AND % OF TOTAL     (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE            OUTSTANDING AS OF     FUND) AS OF
         WITH THE FUND                    YEARS AND AGE              DECEMBER 15, 1996  DECEMBER 15, 1996
----------------------------- ------------------------------------ ------------------- ------------------
DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS:

JOHN Wm. GALBRAITH            President     of     Galbraith               -0-            3,117,234
 Director since 1995          Properties,   Inc.   (personal
                              investment company);  director
                              of Gulf West Banks, Inc. (bank
                              holding               company)
                              (1995-present);      formerly,
                              director  of  Mercantile  Bank
                              (1991-1995),  vice chairman of
                              Templeton,     Galbraith     &
                              Hansberger  Ltd.  (1986-1992),
                              and   chairman  of   Templeton
                              Funds     Management,     Inc.
                              (1974-1991);  and  director or
                              trustee    of   22   of    the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 75.



GORDON S. MACKLIN             Chairman    of   White   River           24,500 (**)          273,717
 Director since 1993          Corporation       (information
                              services);  director  of  Fund
                              America Enterprises  Holdings,
                              Inc.,    MCI    Communications
                              Corporation,   Fusion  Systems
                              Corporation,          Infovest
                              Corporation,  MedImmune, Inc.,
                              Source One  Mortgage  Services
                              Corporation    and    Shoppers
                              Express,     Inc.     (on-line
                              shopping  service);  formerly,
                              chairman  of   Hambrecht   and
                              Quist  Group,  director of H&Q
                              Healthcare    Investors    and
                              Lockheed  Martin  Corporation,
                              and  president of the National
                              Association    of   Securities
                              Dealers,  Inc.; director of 52
                              of the investment companies in
                              the Franklin  Templeton  Group
                              of Funds. Age 68.


                                        7

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                    SHARES BENEFICIALLY     TEMPLETON
                                                                     OWNED IN THE FUND   GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION           AND % OF TOTAL     (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE            OUTSTANDING AS OF     FUND) AS OF
         WITH THE FUND                    YEARS AND AGE              DECEMBER 15, 1996  DECEMBER 15, 1996
----------------------------- ------------------------------------ ------------------- ------------------
DIRECTORS SERVING UNTIL 1998 ANNUAL MEETING OF SHAREHOLDERS:

BETTY P. KRAHMER              Director or trustee of various             100 (**)            75,812
 Director since 1990          civic associations;  formerly,
                              economic     analyst,     U.S.
                              government;  and  director  or
                              trustee    of   23   of    the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 67.



FRED R. MILLSAPS              Manager      of       personal                -0-             445,471
 Director since 1990          investments    (1978-present);
                              director   of  various   other
                              business     and     nonprofit
                              organizations;       formerly,
                              chairman  and chief  executive
                              officer  of  Landmark  Banking
                              Corporation       (1969-1978),
                              financial  vice  president  of
                              Florida    Power   and   Light
                              (1965-1969),      and     vice
                              president   of   The   Federal
                              Reserve    Bank   of   Atlanta
                              (1958-1965);  and  director or
                              trustee    of   24   of    the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 67.



                                        8

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                    SHARES BENEFICIALLY     TEMPLETON
                                                                     OWNED IN THE FUND   GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION           AND % OF TOTAL     (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE            OUTSTANDING AS OF     FUND) AS OF
         WITH THE FUND                    YEARS AND AGE              DECEMBER 15, 1996  DECEMBER 15, 1996
----------------------------- ------------------------------------ ------------------- ------------------
CHARLES B. JOHNSON*           President,   chief   executive            1,000 (**)          1,088,337
 Chairman of the Board        officer,   and   director   of
 since 1995 and Vice          Franklin   Resources,    Inc.;
 President                    chairman   of  the  board  and
 since 1992                   director of Franklin Advisers,
                              Inc.  and  Franklin  Templeton
                              Distributors,  Inc.;  director
                              of  General  Host  Corporation
                              (nursery  and  craft  centers)
                              and     Franklin     Templeton
                              Services,  Inc.;  and  officer
                              and/or  director,  trustee  or
                              managing general  partner,  as
                              the case may be, of most other
                              subsidiaries    of    Franklin
                              Resources,  Inc. and 57 of the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 64.

-----------------------
* NICHOLAS F. BRADY AND CHARLES B. JOHNSON ARE "INTERESTED PERSONS" AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). THE 1940
     ACT LIMITS THE PERCENTAGE OF INTERESTED PERSONS THAT COMPRISE A FUND'S BOARD OF DIRECTORS. CHARLES B. JOHNSON IS AN INTERESTED PERSON DUE TO HIS OWNERSHIP INTEREST IN RESOURCES. MR. BRADY'S STATUS AS AN INTERESTED PERSON RESULTS FROM HIS BUSINESS AFFILIATIONS WITH RESOURCES AND TEMPLETON GLOBAL ADVISORS LIMITED. MR. BRADY AND RESOURCES ARE BOTH LIMITED PARTNERS OF DARBY OVERSEAS PARTNERS, L.P. ("DARBY OVERSEAS"). MR. BRADY ESTABLISHED DARBY OVERSEAS IN FEBRUARY 1994, AND IS CHAIRMAN AND SHAREHOLDER OF THE CORPORATE GENERAL PARTNER OF DARBY OVERSEAS. IN ADDITION, DARBY OVERSEAS AND TEMPLETON GLOBAL ADVISORS LIMITED ARE LIMITED PARTNERS OF DARBY EMERGING MARKETS FUND, L.P. THE REMAINING NOMINEES AND DIRECTORS OF THE FUND ARE NOT INTERESTED PERSONS (THE "INDEPENDENT DIRECTORS").

**   LESS THAN 1%.

HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

The Directors generally meet quarterly to review the operations of the Fund and other funds within the Franklin Templeton Group of Funds. Each fund pays its independent directors and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings. This compensation is based on the total net assets in each fund. Accordingly, the Fund pays the Independent Directors and Mr. Brady an annual retainer of $6,000 and a fee of $500 per meeting of the Board and its portion of a flat fee of $2,000 for each Audit Committee and/or Nominating and Compensation Committee meeting attended. Independent Directors also are reimbursed by the Fund for any expenses incurred in attending Board and Committee meetings.

During the fiscal year ended August 31, 1996, there were four meetings of the Board, one meeting of the Nominating and Compensation Committee, and one meeting of the Audit Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board and the Audit Committee throughout the year. There was 100% attendance at the meeting of the Nominating and Compensation Committee.

Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by Templeton Global Bond Managers division of Templeton Investment Counsel, Inc., the Fund's investment manager, and its affiliates. Templeton Investment Counsel, Inc. or its affiliates pays the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

The following table shows the compensation paid to Independent Directors and Mr.
Brady by the Fund and by the Franklin Templeton Group of Funds:

                             AGGREGATE        NUMBER OF BOARDS WITHIN THE   TOTAL COMPENSATION FROM
                       COMPENSATION FROM THE  FRANKLIN TEMPLETON GROUP OF   THE FRANKLIN TEMPLETON
   NAME OF DIRECTOR            FUND*         FUNDS ON WHICH DIRECTOR SERVES    GROUP OF FUNDS**
--------------------- --------------------- ------------------------------ -----------------------
Harris J. Ashton             $5,750                      55                        $339,592
F. Bruce Clarke***            2,843                     -0-                          69,500
Andrew H. Hines, Jr.          5,960                      24                         130,525
Hasso-G von                   2,700                     -0-                          66,375
 Diergardt-Naglo****
Betty P. Krahmer              5,750                      23                         119,275
Fred R. Millsaps              5,893                      24                         130,525
S. Joseph Fortunato           5,750                      57                         356,412
Gordon S. Macklin             5,817                      52                         331,542
John Wm. Galbraith            5,193                      22                         102,475
Nicholas F. Brady             5,750                      23                         119,275
Edith E. Holiday*****          -0-                       15                          15,450

-------------------------
    * For the fiscal year ended August 31, 1996.
   ** For the calendar year ended December 31, 1996.
  *** Mr. Clarke resigned as a Director on October 20, 1996.
 **** Mr. von Diergardt did not stand for re-election at the February 20,
      1996 shareholders meeting.
***** Ms. Holiday was elected to the Board on December 3, 1996.

WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:


       NAME AND OFFICES                  PRINCIPAL OCCUPATION
           WITH FUND                  DURING PAST FIVE YEARS AND AGE
----------------------------- --------------------------------------------------

CHARLES B. JOHNSON            See Proposal 1, "Election of Directors".
 Chairman since 1995 and
 Vice President since 1992


GREGORY E. McGOWAN            Director and executive vice president of Templeton
 President since 1996         Investment   Counsel,    Inc.;    executive   vice
                              president--  international  development  and chief
                              international   general   counsel   of   Templeton
                              Worldwide,   Inc.;   executive   vice   president,
                              director   and   general   counsel  of   Templeton
                              International, Inc.; executive vice president and secretary of Templeton Global Advisors Limited;
                              formerly, senior attorney for the U.S. Securities and Exchange Commission; and an officer of 4 of the investment companies in the Franklin Templeton
                              12 Group of Funds. Age 47.

       NAME AND OFFICES                  PRINCIPAL OCCUPATION
           WITH FUND                  DURING PAST FIVE YEARS AND AGE
----------------------------- --------------------------------------------------

SAMUEL J. FORESTER, JR.       Vice president of 10 of the  investment  companies
 Vice President since 1996    in  the   Franklin   Templeton   Group  of  Funds;
                              formerly,   president  of  Templeton  Global  Bond
                              Managers division of Templeton Investment Counsel,
                              Inc.;  founder and partner of  Forester,  Hairston
                              Investment   Management   (1989-1990);    managing
                              director   (Mid-East  Region)  of  Merrill  Lynch,
                              Pierce, Fenner & Smith, Inc. (1987-1988); advisor of Saudi Arabian Monetary Agency (1982-1987). Age
                              48.

RUPERT H. JOHNSON, JR.        Executive  vice president and director of Franklin
 Vice President since 1996    Resources,    Inc.    and    Franklin    Templeton
                              Distributors,  Inc.;  president  and  director  of
                              Franklin  Advisers,  Inc.;  director  of  Franklin
                              Templeton  Investor  Services,  Inc.  and Franklin
                              Templeton  Services,   Inc.;  and  officer  and/or
                              director,  trustee or managing general partner, as
                              the case may be,  of most  other  subsidiaries  of
                              Franklin  Resources,   Inc.;  and  officer  and/or
                              director   or  trustee   of  61  of  the   various
                              investment  companies  in the  Franklin  Templeton
                              Group of Funds. Age 56.

HARMON E. BURNS               Executive vice  president,  secretary and director
 Vice President since 1996    of  Franklin   Resources,   Inc.;   director   and
                              executive  vice  president  of Franklin  Templeton
                              Distributors,  Inc.;  executive  vice president of
                              Franklin Advisers,  Inc.; officer and/or director,
                              as the  case  may be,  of  other  subsidiaries  of
                              Franklin  Resources,   Inc.;  and  officer  and/or
                              director or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds. Age 51.

CHARLES E. JOHNSON            Senior  vice  president  and  director of Franklin
 Vice President since 1996    Resources, Inc.; senior vice president of Franklin
                              Templeton Distributors,  Inc.; president and chief
                              executive  officer of Templeton  Worldwide,  Inc.;
                              president  and director of Franklin  Institutional
                              Services  Corporation;  chairman  of the  board of
                              Templeton Investment Counsel, Inc.; officer and/or
                              director,   as  the   case   may  be,   of   other
                              subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 41 of the investment companies in the Franklin Templeton
                              Group of Funds. Age 40.


DEBORAH R. GATZEK             Senior  vice  president  and  general  counsel  of
 Vice President since 1996    Franklin Resources, Inc.; senior vice president of
                              Franklin   Templeton   Distributors,   Inc.;  vice
                              president of Franklin Advisers, Inc.; and officer of 61 of the investment companies in the Franklin
                              Templeton Group of Funds. Age 48.

       NAME AND OFFICES                  PRINCIPAL OCCUPATION
           WITH FUND                  DURING PAST FIVE YEARS AND AGE
----------------------------- --------------------------------------------------

MARK G. HOLOWESKO             President   and  director  of   Templeton   Global
 Vice President since 1989    Advisors  Limited;  chief  investment  officer  of
                              global equity  research for  Templeton  Worldwide,
                              Inc.; president or vice president of the Templeton
                              Funds; formerly, investment administrator with Roy
                              West   Trust    Corporation    (Bahamas)   Limited
                              (1984-1985); and officer of 23 of the investment companies in the Franklin Templeton Group of Funds. Age 36.


MARTIN L. FLANAGAN            Senior  vice   president,   treasurer   and  chief
 Vice President since 1989    financial  officer of  Franklin  Resources,  Inc.;
                              director and executive vice president of Templeton
                              Investment  Counsel,  Inc.; director and president
                              of Franklin Templeton Services,  Inc.; a member of
                              the  International  Society of Financial  Analysts
                              and  American   Institute   of  Certified   Public
                              Accountants;  formerly,  with  Arthur  Andersen  &
                              Company (1982-1983); officer and/or director, as the case may be, of other subsidiaries of Franklin
                              Resources, Inc.; and officer and/or director or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds. Age 36.

NEIL S. DEVLIN                Executive vice  president of the Templeton  Global
 Vice President since 1993    Bond  Managers  division of  Templeton  Investment
                              Counsel,  Inc.;  formerly,  portfolio  manager and
                              bond analyst for Constitution  Capital  Management
                              (1985-1987);  bond trader and research analyst for
                              Bank of New England (1982-1985);  and officer of 4
                              of  the  investment   companies  in  the  Franklin
                              Templeton Group of Funds. Age 39.


JOHN R. KAY                   Vice   president   and   treasurer   of  Templeton
 Vice President since 1994    Worldwide,   Inc.;  assistant  vice  president  of
                              Franklin Templeton Distributors, Inc.; formerly, vice president and controller of the Keystone
                              Group, Inc.; and officer of 27 of the investment companies in the Franklin Templeton Group of Funds. Age 56.

ELIZABETH M. KNOBLOCK         General  counsel,  secretary  and  a  senior  vice
 Vice President--Compliance   president of Templeton  Investment Counsel,  Inc.;
 since 1996                   formerly,  vice  president and  associate  general
                              counsel of Kidder Peabody & Co. Inc. (1989-1990), assistant general counsel of Gruntal & Co., Inc.
                              (1988), vice president and associate general counsel of Shearson Lehman Hutton Inc. (1988) and
                              E. F. Hutton & Co. Inc. (1986-1988); special counsel of the Division of Investment Management of the U.S. Securities and Exchange Commission
                              (1984-1986); and officer of 23 of the investment companies in the Franklin Templeton Group of Funds. Age 41.

       NAME AND OFFICES                  PRINCIPAL OCCUPATION
           WITH FUND                  DURING PAST FIVE YEARS AND AGE
----------------------------- --------------------------------------------------

BARBARA J. GREEN              Senior vice president of Templeton Worldwide, Inc.
 Secretary since 1996         and an officer of other  subsidiaries of Templeton
                              Worldwide,  Inc.; formerly, deputy director of the
                              Division  of  Investment   Management,   executive
                              assistant and senior advisor to the Chairman, counselor to the Chairman, special counsel and attorney fellow, U.S. Securities and Exchange
                              Commission (1986-1995), attorney, Rogers & Wells, and judicial clerk, U.S. District Court (District of Massachusetts); and secretary of 23 of the investment companies in the Franklin Templeton
                              Group of Funds. Age 49.


JAMES R. BAIO                 Certified public accountant; senior vice president
 Treasurer since 1994         of Templeton  Worldwide,  Inc. and Templeton Funds
                              Trust Company;  formerly,  senior tax manager with
                              Ernst  &  Young  (certified  public   accountants)
                              (1977-1989); and treasurer of 23 of the investment companies in the Franklin Templeton Group of Funds. Age 42.


2. RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS:

HOW IS AN INDEPENDENT AUDITOR SELECTED?

The Board has established a standing Audit Committee consisting of Messrs. Galbraith, Hines, and Millsaps, all of whom are Independent Directors. The Audit Committee reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditor, and submits a recommendation to the Board as to the selection of an independent auditor.

WHICH  INDEPENDENT  AUDITOR DID THE BOARD OF DIRECTORS  SELECT?

For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017. McGladrey & Pullen, LLP has been the auditors of the Fund since its inception in 1988, and has examined and reported on the fiscal year-end financial statements, dated August 31, 1996, and certain related Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Fund.

Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

3. SHAREHOLDER PROPOSAL THAT THE BOARD APPROVE, AND SUBMIT FOR SHAREHOLDER APPROVAL, A PROPOSAL TO CONVERT THE FUND FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY:

WHAT IS BEING CONSIDERED UNDER THIS ITEM?

At the meeting, a shareholder of the Fund will ask you to vote on his proposal that the Board approve, and submit for shareholder approval at a future meeting, a proposal to convert the Fund from a closed-end investment company to an open-end investment company. THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE AGAINST THIS PROPOSAL. This recommendation is based on the Directors' view that, as a closed-end fund, the Fund has significant investment and other advantages.

If the shareholder proposal is approved, the Directors would consider the proposal to convert the Fund to an open-end investment company and to submit the proposal to shareholders for consideration at a future meeting. If approved at that meeting, the conversion would result in a "delisting" of the Fund's shares from the NYSE, where the shares currently may be bought or sold at the prevailing market price. After conversion, the shares would become redeemable from the Fund at net asset value.

WHAT IS THE SHAREHOLDER PROPOSAL?

TheFund has been informed by John M. Cunningham, John M. Cunningham, Inc., 200 Eagle Road, Wayne, Pennsylvania 19087, a shareholder who claims beneficial ownership of 7,500 shares of the Fund as of September 25, 1996, that he will present the following proposal:

        "RESOLVED, that the shareholders request and recommend that the Board of Directors approve, and submit to shareholders for approval at the earliest practicable date, amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company."

Mr. Cunningham has requested that the following statement be included in the proxy statement in support of his proposal:

          The prospectus, dated March 17, 1988, pursuant to which the Fund offered its shares of Common Stock to the public states that "in recognition of the possibility that the Fund's shares may trade at a discount, the Directors presently contemplate that the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from net asset value either by repurchasing Fund shares . . . or by making a tender offer at net asset value for shares of the Fund." "The Board of Directors may also consider whether to submit to shareholders a proposal that the Fund be converted to an open-end investment company."

          DESPITE THE FACT THAT THE FUND HAS TRADED AT A DISCOUNT TO ITS NET ASSET VALUE EVERY WEEK FOR THE LAST 3 YEARS, THE BOARD HAS NOT: A) MADE SHARE REPURCHASES, B) MADE A TENDER OFFER FOR SHARES OR C) PROPOSED THE CONVERSION TO OPEN-END STATUS.

                               GIM DISCOUNT CHART
                     (December 17, 1993 - January 17, 1997)

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T. The plot points replace a chart showing the dicount at which shares of the Fund have had for the period of December 17, 1993 through January 17, 1997.]


                                  GIM DISCOUNT


12/17/93   -8.72            10/7/94    -14.01           7/28/95    -14.38           5/17/96    -15.15
12/24/93   -9.46            10/14/94   -14.12           8/4/95     -15.47           5/24/96    -14.84
12/31/93   -9.36            10/21/94   -16.14           8/11/95    -17.39           5/31/96    -16.46
1/7/94     -9.99            10/28/94   -16.03           8/18/95    -13.08           6/7/96     -16.36
1/14/94    -9.57            11/4/94    -17.20           8/25/95    -14.30           6/14/96    -17.38
1/21/94    -8.75            11/11/94   -18.16           9/1/95     -15.84           6/21/96    -16.36
1/28/94    -7.94            11/18/94   -16.34           9/8/95     -16.15           6/28/96    -15.66
2/4/94     -8.96            11/25/94   -13.46           9/15/95    -16.25           7/5/96     -16.77
2/11/94    -10.92           12/2/94    -11.86           9/22/95    -15.02           7/12/96    -15.76
2/18/94    -10.61           12/9/94    -14.85           9/29/95    -15.23           7/19/96    -17.17
2/25/94    -9.55            12/16/94   -13.24           10/6/95    -15.64           7/26/96    -15.36
3/4/94     -9.96            12/23/94   -15.58           10/13/95   -14.00           8/2/96     -16.17
3/11/94    -9.42            12/30/94   -17.32           10/20/95   -12.79           8/9/96     -13.28
3/18/94    -12.23           1/6/95     -15.14           10/27/95   -14.32           8/16/96    -14.57
3/25/94    -9.73            1/13/95    -12.60           11/3/95    -13.22           8/23/96    -14.02
4/1/94     -11.93           1/20/95    -14.59           11/10/95   -14.43           8/30/96    -16.07
4/8/94     -11.60           1/27/95    -13.17           11/17/95   -16.06           9/6/96     -14.67
4/15/94    -13.85           2/3/95     -11.88           11/24/95   -13.32           9/13/96    -13.07
4/22/94    -14.06           2/10/95    -14.70           12/1/95    -13.43           9/20/96    -13.28
4/29/94    -12.94           2/17/95    -11.42           12/8/95    -13.53           9/27/96    -15.58
5/6/94     -11.84           2/24/95    -12.69           12/15/95   -14.18           10/4/96    -14.91
5/13/94    -13.08           3/3/95     -13.29           12/22/95   -16.97           10/11/96   -15.01
5/20/94    -11.05           3/10/95    -12.12           12/29/95   -16.27           10/18/96   -14.71
5/27/94    -13.19           3/17/95    -12.48           1/5/96     -15.08           10/25/96   -16.37
6/3/94     -11.39           3/24/95    -14.36           1/12/96    -13.17           11/1/96    -16.86
6/10/94    -11.39           3/31/95    -13.62           1/19/96    -11.68           11/8/96    -16.09
6/17/94    -8.89            4/7/95     -17.42           1/26/96    -12.44           11/15/96   -15.36
6/24/94    -11.86           4/14/95    -17.85           2/2/96     -13.28           11/22/96   -15.33
7/1/94     -10.03           4/21/95    -16.77           2/9/96     -10.50           11/29/96   -15.62
7/8/94     -11.97           4/28/95    -15.17           2/16/96    -12.97           12/6/96    -16.18
7/15/94    -12.86           5/5/95     -14.99           2/23/96    -10.93           12/13/96   -17.25
7/22/94    -12.08           5/12/95    -13.21           3/1/96     -12.12           12/20/96   -17.53
7/29/94    -11.97           5/19/95    -14.01           3/8/96     -11.26           12/27/96   -16.47
8/5/94     -14.34           5/26/95    -15.94           3/15/96    -13.58           1/3/97     -16.09
8/12/94    -14.85           6/2/95     -12.72           3/22/96    -14.53           1/10/97    -17.63
8/19/94    -13.68           6/9/95     -13.95           3/29/96    -14.63           1/17/96    -15.99
8/26/94    -14.12           6/16/95    -16.88           4/5/96     -16.67
9/2/94     -12.97           6/23/95    -15.94           4/12/96    -15.75
9/9/94     -12.64           6/30/95    -13.63           4/19/96    -14.74
9/16/94    -15.50           7/7/95     -16.36           4/26/96    -16.67
9/23/94    -13.79           7/14/95    -16.15           5/3/96     -15.95
9/30/94    -12.42           7/21/95    -15.52           5/10/96    -15.05



           If the shareholders of the Fund approve this Proposal and the Board recommends open-ending, a second affirmative vote will be required to convert the Fund from closed-end to open-end status.

           o Upon conversion to an open-end fund, stockholders desiring to dispose of their investments could do so at Net Asset Value, net of any redemption or conversion charges and expenses.

           o Investors who desired to retain their investments could do so knowing that their shares would never again trade at a discount to net asset value.

           o Conversion to an open-end fund would also eliminate any possibility of fund shares trading at a premium to net asset value, although the last week Fund shares traded at a premium to net asset value was April 2, 1993, more than three and a half years ago.

           IF SHAREHOLDERS ADOPT THIS PROPOSAL AND BOTH THE BOARD AND SHAREHOLDERS SUBSEQUENTLY APPROVE CONVERTING THE FUND TO AN OPEN-END COMPANY, SHAREHOLDERS WOULD BE ABLE TO DISPOSE OF THEIR SHARES AT THEIR THEN NET ASSET VALUE. IF AT THE TIME OF SHAREHOLDERS' SUBSEQUENT APPROVAL THE FUND'S SHARES ARE TRADING AT A DISCOUNT, THE MARKET VALUE OF THE SHARES WOULD INCREASE IMMEDIATELY.

            FOR ALL OF THE FOREGOING REASONS, THE PROPONENT STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

WHAT IS THE RECOMMENDATION OF THE DIRECTORS?

THE DIRECTORS RECOMMEND A VOTE AGAINST ADOPTING THE SHAREHOLDER PROPOSAL. THE DIRECTORS BELIEVE THAT THE CLOSED-END NATURE OF THE FUND IS VERY IMPORTANT AT THIS TIME IN PROVIDING THE FUND WITH FLEXIBILITY TO PURSUE ITS LONG-TERM INVESTMENT OBJECTIVE. THE DIRECTORS ALSO BELIEVE THAT CONVERSION OF THE FUND TO OPEN-END STATUS WOULD LIKELY INCREASE ITS OPERATING EXPENSES AND POTENTIALLY RESULT IN ADVERSE TAX CONSEQUENCES AT THIS TIME.

The Directors review on an on-going basis the operations of the Fund in order to serve the best interests of the Fund and its shareholders. The Directors have considered and will continue to consider at regularly scheduled Board meetings the appropriateness of the Fund remaining a closed-end investment company.

HOW HAVE THE FUND'S SHARES TRADED?

The graph below shows the market price of the Fund's shares in relation to their net asset value from the Fund's inception through December 31, 1996. As the graph shows, during the life of the Fund, the Fund's shares have traded at both a premium and discount to net asset value.


[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


                            TEMPLETON GLOBAL INCOME


Month                             NAV              Mkt
Ending                             $                $            % Diff
------                            ---              ---            ------

3/31/88                           9.35             10                7
4/29/88                           9.42             10              6.2
5/31/88                           9.38             10              6.6
6/30/88                           9.13             10              9.5
7/29/88                           9.11             10              9.8
8/31/88                           8.92              9.625          7.9
9/30/88                           8.97              9.375          4.5
10/31/88                          9.19              9.25           0.7
11/30/88                          9.23              9.375          1.6
12/30/88                          9.14              9.125         -0.2
1/31/89                           9.18              9.375          2.1
2/28/89                           8.92              8.875         -0.5
3/31/89                           8.87              8.625         -2.8
4/28/89                           8.8               8.875          0.9
5/31/89                           8.54              9              5.4
6/30/89                           8.57              8.875          3.8
7/31/89                           8.75              8.625         -1.4
8/31/89                           8.62              8.875            3
9/29/89                           8.8               8.5           -1.2
10/31/89                          8.54              8.25          -3.4
11/30/89                          8.5               8.75           2.9
12/29/89                          8.57              8.5           -0.8
1/31/90                           8.38              9              7.4
2/28/90                           8.24              8.5            3.2
3/30/90                           8.13              8.25           1.5
4/30/90                           8.05              7.375         -8.4
5/31/90                           8.15              7.375         -9.5
6/29/90                           8.29              7.75          -6.5
7/31/90                           8.53              7.625         -10.6
8/31/90                           8.51              7.625         -10.4
9/28/90                           8.47              7.375         -12.9
10/31/90                          8.61              7.75          -10
11/30/90                          8.65              8.375         -3.2
12/31/90                          8.54              8.25          -3.4
1/31/91                           8.68              8.375         -3.5
2/28/91                           8.68              8.5           -2.1
3/28/91                           8.37              8.25          -1.4
4/30/91                           8.43              8.125         -3.6
5/31/91                           8.43              8             -5.1
6/28/91                           8.28              8.25          -0.4
7/31/91                           8.3               8.25          -0.6
8/30/91                           8.48              8.5            0.2
9/30/91                           8.74              8.875          1.5
10/31/91                          8.75              8.75             0
11/29/91                          8.73              8.875          1.7
12/31/91                          8.87              8.875          0.1
1/31/92                           8.69              9.125            5
2/28/92                           8.63              9.125          5.7
3/31/92                           8.54              9.125          6.9
4/30/92                           8.58              8.875          3.7
5/29/92                           8.68              9.375            8
6/30/92                           8.84              9.25           4.6
7/31/92                           9.01              9.625          6.8
8/31/92                           8.86              9.375          5.8
9/30/92                           8.36              8.875          6.2
10/30/92                          8.38              8.875          5.9
11/30/92                          8.23              8.75           6.3
12/31/92                          8.17              9             10.2
1/29/93                           8.2               8.75           8.7
2/26/93                           8.28              8.375          1.2
3/31/93                           8.42              8.5              1
4/30/93                           8.51              8.25          -3.1
5/28/93                           8.55              8             -6.4
6/30/93                           8.5               8.25          -2.9
7/30/93                           8.5               8.125         -4.4
8/31/93                           8.57              8             -6.7
9/30/93                           8.46              8.125         -4
10/29/93                          8.59              8             -6.9
11/30/93                          8.4               7.75          -7.7
12/31/93                          8.55              7.75          -9.4
1/31/94                           8.7               7.875         -9.5
2/28/94                           8.43              7.625         -9.6
3/31/94                           8.09             7.125         -11.9
4/29/94                           8.04              7             -12.9
5/31/94                           7.92              7             -11.6
6/30/94                           7.79              6.875         -11.8
7/29/94                           7.81              6.875         -12
8/31/94                           7.89              6.875         -12.9
9/30/94                           7.85              6.75          -14
10/31/94                          7.89              6.5           -17.6
11/30/94                          7.79              6.75          -13.4
12/30/94                          7.71              6.375         -17.3
1/31/95                           7.63              6.5           -14.8
2/28/95                           7.68              6.875         -10.5
3/31/95                           7.67              6.625         -13.6
4/28/95                           7.81              6.625         -15.2
5/31/95                           8                 6.875         -14.1
6/30/95                           7.96              6.875         -13.6
7/31/95                           8.03              6.813         -15.2
8/31/95                           8                 6.75          -15.6
9/29/95                           8.11              6.875         -15.2
10/31/95                          8.19              7             -14.5
11/30/95                          8.23              7             -15
12/29/95                          8.36              6.875         -17.8
1/31/96                           8.35              7.375         -11.7
2/29/96                           8.23              7.25          -11.9
3/29/96                           8.2               7             -14.6
4/30/96                           8.23              7             -15
5/31/96                           8.23              6.875         -16.5
6/28/96                           8.3               7             -15.7
7/31/96                           8.26              7             -15.3
8/30/96                           8.34              7             -16.1
9/30/96                           8.44              7.25          -14.1
10/31/96                          8.57              7.125         -16.9
11/29/96                          8.74              7.375         -15.6
12/31/96                          8.71              7.125         -18.2







Source: Lipper Analytical Services, Inc. (Feb. 1997)

WHY DO THE  DIRECTORS  RECOMMEND A VOTE AGAINST  THIS  PROPOSAL?

The Directors recommend a vote against adopting the shareholder proposal for the following reasons:

1. Investment Flexibility.

THE PROSPECTUS FOR THE ORIGINAL OFFERING OF THE FUND'S SHARES STATED THAT "THE FUND IS DESIGNED PRIMARILY FOR LONG-TERM INVESTMENT AND NOT AS A TRADING VEHICLE." CONSISTENT WITH THIS INTENT, THE FUND WAS ORGANIZED AS A CLOSED-END INVESTMENT COMPANY BECAUSE THIS STRUCTURE PROVIDES THE INVESTMENT MANAGER WITH THE FLEXIBILITY TO STRUCTURE THE FUND'S PORTFOLIO IN A MANNER BELIEVED MOST LIKELY TO BENEFIT ITS LONG-TERM SHAREHOLDERS. At the present time, in seeking higher yields, the Fund invests principally in global bonds and, to a lesser extent, in emerging market bonds. Its present portfolio composition is 57% in global bonds of issuers in non-U.S. developed markets, 16% in emerging market bonds, 22% in U.S. bonds, and 5% in money market instruments. Continuing the Fund's closed-end structure, so that the Fund need not maintain a buffer of cash and highly liquid assets to meet redemptions, permits the Investment Manager to maintain or increase these percentages as opportunities for higher yields arise, especially in the case of emerging market bonds. In this regard, the Investment Manager has advised the Board that it presently intends to continue to adjust the Fund's portfolio composition with a target by year-end 1997 of 50% in global bonds of issuers in non-U.S. developed markets, 30% in emerging market bonds, 18% in U.S. bonds, and 2% in money market instruments.

Another aspect of the Fund's current investment strategy, which the Investment Manager believes enhances the opportunities for higher yields, is to assume a two year horizon on investments that the Fund makes. As a closed-end investment company, the Fund is not subject to irregular cash flows associated with sales and redemptions, and it can more easily take this long-term investment view intended to maximize its investments returns. In particular, the Fund is protected from the possibility that redemption requests might require it to sell portfolio securities at a time when their market prices are temporarily depressed. In this regard, the Investment Manager has advised the Board that the liquidity of global and particularly emerging market bonds, which together aggregate 73% of the Fund's current portfolio, tends to become reduced at times of generally declining market prices. If the Fund were to sell portfolio securities in these circumstances, the decline in their market prices could be exaggerated, causing a reduction in the value realized by the Fund on the sale.

The Directors recognize that the Fund's performance will not be determined entirely by the closed-end nature of the Fund and that other key factors include the quality of Fund management and the timeliness of the Fund's investment strategy. The Directors are, however, in agreement with the Investment Manager who has advised the Board that at this time the closed-end structure is important to enable the Fund to pursue future investment strategies intended best to enable the Fund to achieve its investment objective. Accordingly, although the Fund's shares have traded at a discount since the first calendar quarter of 1993, the Directors do not now believe that eliminating the possibility of the Fund's shares trading at a discount from their net asset value justifies the fundamental changes to the Fund's portfolio management and operations that would be required if the Fund were to convert to open-end fund status. The Directors believe that converting the Fund would only benefit those shareholders who actually then redeem their shares at net asset value. Longer-term shareholders (for whom the Fund was created) who prefer to retain their investment would be disadvantaged because the Fund would have less investment flexibility.

2. Increased Operating Expenses.

The Directors believe that retaining the closed-end status of the Fund is likely to help it maintain its current low operating expense ratio. Based upon the experience of other closed-end funds which have converted to an open-end structure, the Investment Manager has advised the Board that, were it to convert, the Fund would likely experience substantial redemptions. In order to protect against the possibility that, as a much smaller fund, it might have a higher expense ratio, the Fund would be required to engage in a continuous public offering intended at a minimum to offset redemptions. This in turn would subject the Fund to further expenses and a corresponding reduction in the Fund's return to shareholders. For example, in order to market the Fund's shares effectively, it would be necessary for the Fund to conform generally to sales practices of competing dealer-sold funds. For this reason, the Directors would likely recommend that shareholders approve the adoption of a distribution plan under Rule 12b-1 of the 1940 Act. Currently, Rule 12b-1 fees for the open-end investment companies in the Franklin Templeton Group of Funds range from an annual rate of 0.25% to 1.0% of a fund's average net assets.

Further, a continuous public offering would require the Fund to maintain current registrations under federal and state securities laws, which involves additional costs, and also to incur printing costs and other expenses in connection with maintaining a current prospectus.

If the continuous offering were not successful in raising substantial new assets for the Fund, and redemptions were significantly more than new sales, the Fund's expense ratio likely would increase from its current level.

3. Tax Ramifications.

If the Fund converts to an open-end structure, it may be required to sell portfolio securities to meet redemption requests. In the event of a very large amount of redemptions, the Fund might be required to sell appreciated securities to meet redemption requests, and capital and/or ordinary gains might be generated, which would increase the amount of taxable distributions to shareholders. If, on the other hand, the Fund were required to sell depreciated securities, the Fund would incur a loss, which might otherwise have been avoided had the Fund been able to retain the securities. Moreover, losses realized on the sale of a security generally reduce amounts distributable to shareholders. In either event, if the Fund is required to dispose of a significant amount of its assets to satisfy very large redemption requests, it may be unable to satisfy certain diversification requirements applicable for tax purposes.

4. New York Stock  Exchange  Listing.

Conversion to an open-end fund would result in the loss of the Fund's current listing on the NYSE. This would eliminate the possibility of the Fund's shares ever trading at a discount or premium to net asset value. The Investment Manager also has advised the Board that loss of the NYSE listing could be disadvantageous for the Fund because some investors, particularly foreign investors and certain institutional investors subject to restrictions with respect to their portfolios, are believed to consider a listing on the NYSE to be an important factor in their decision to buy or retain shares of the Fund.

Delisting would save the Fund the annual NYSE fees of approximately $100,000, but as an open-end company the Fund would pay federal and state registration and notification fees on sales of new shares, which could offset or even exceed that savings.

5. Reinvestment of Dividends and Distributions.

Shareholders of the Fund currently have the option of participating in the Fund's Dividend Reinvestment Plan, under which cash distributions paid by the Fund are generally reinvested through the purchase of additional shares at market prices (which currently reflect a discount from net asset value). At times when the Fund's shares are trading at a premium over their net asset value, reinvestments are made at the higher of net asset value or 95% of market value. If the Fund retains its closed-end status, shareholders will continue to be able to reinvest dividends in this manner.

WHAT ADDITIONAL MEASURES WOULD BE TAKEN IN CONNECTION WITH CONVERSION TO OPEN-END STATUS?

If the shareholder proposal is approved by shareholders, the Directors would, consistent with Section 2-604(b) of Maryland General Corporation Law, consider adopting a resolution declaring it advisable to approve and present to shareholders a proposed amendment to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company. After consideration, however, the Board may continue to hold its view that the Fund's best interests are served by the Fund continuing as a closed-end fund, and may therefore determine to take no further action to convert the Fund to an open-end investment company.

In the event that shareholders vote, at a future meeting, to convert the Fund from a closed-end fund to an open-end fund, a number of additional actions would need to be taken not only to effect the conversion of the Fund to an open-end investment company but also to allow the Fund to operate effectively as an open-end investment company. These actions would include amending the Fund's Articles of Incorporation and reviewing carefully the investment objectives and policies of the Fund to ensure that they conform to investment objectives and policies applicable to open-end investment companies.

The Directors also would consider the adoption of a distribution agreement and a distribution plan. In the event the Directors approve a distribution plan, shareholder approval for the plan also would be required. The Investment Manager would likely recommend that Franklin Templeton Distributors, Inc., an affiliate of the Investment Manager and principal underwriter for the Franklin Templeton Group of Funds, serve as principal underwriter for the shares of the Fund.

If the Directors believe that immediately following a conversion to open-end status there would likely be significant redemptions of shares that would disrupt long-term portfolio management of the Fund and dilute the interests of the remaining shareholders, the Directors may determine to impose a temporary redemption fee. Imposition of a redemption fee may deter certain redemptions and would compensate remaining long-term shareholders for the costs of the liquidation of a significant percentage of the Fund's portfolio. The Fund would notify shareholders in writing prior to the imposition of any temporary redemption fee.

The Directors also would  consider  whether the Fund should reserve the right to
meet  redemptions  by  delivering   portfolio   securities  rather  than  paying
redemption proceeds in cash.

THE DIRECTORS BELIEVE THAT THE CONTINUED OPERATION OF THE FUND AS A CLOSED-END INVESTMENT COMPANY IS IN YOUR BEST LONG-TERM INTEREST, AND UNANIMOUSLY RECOMMEND A VOTE AGAINST THIS PROPOSAL.

o  INFORMATION ABOUT THE FUND

The Fund's last audited financial statements and annual report, dated August 31, 1996, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN or send a written request to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

As of December 15, 1996, the Fund had 120,453,400 shares outstanding and assets of $1,036,692,953. The Fund's shares are listed on the NYSE (symbol: GIM) and on the Pacific Stock Exchange. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 15, 1996, there are no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

In addition, to the knowledge of the Fund's management, as of December 15, 1996, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities laws require that the Fund's shareholders owning more than 10% of outstanding shares, Directors and Officers, as well as affiliated persons of its investment manager, report their ownership of the Fund's shares and any changes in that ownership. During the fiscal year ended August 31, 1996, the filing dates for these reports were met except that the Statement of Changes in Beneficial Ownership filed on behalf of Fred R. Millsaps was inadvertently filed late. In making this disclosure, the Fund relied upon the written representations of the persons affected and copies of their relevant filings.

THE INVESTMENT MANAGER. The investment manager of the Fund is Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc. ("TICI"), a Florida corporation with offices at Broward Financial Centre, 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394-3091. Pursuant to an investment management agreement dated October 30, 1992 and amended and restated as of December 6, 1994, TICI manages the investment and reinvestment of Fund assets. TICI is an indirect, wholly-owned subsidiary of Resources.

THE FUND ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FTSI"), with offices at Broward Financial Centre, 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394-3091. FTIS is an indirect, wholly-owned subsidiary of Resources. Pursuant to an administration agreement dated October 1, 1996, FTIS performs certain administrative functions for the Fund.

THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 120 Broadway, New York, New York 10271, pursuant to a service agreement dated January 2, 1992.

THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081, pursuant to a custody agreement dated February 29, 1988 and amended July 5, 1996.

o FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDERS MEETING:

SOLICITATION OF PROXIES. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone or oral solicitations. If professional proxy solicitors are retained, it is expected that soliciting fees and expenses would be approximately $20,000. The Fund does not reimburse Directors, Officers, and regular employees and their agents involved in the solicitation of proxies.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and clients will request voting instructions from their customers and clients. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the NYSE permits the broker-dealers to vote on behalf of their customers and clients only with regard to Proposals 1 and 2.

QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that broker-dealers have declined to vote ("broker non-votes") and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, the shareholder proposal that the Board of Directors approve, and submit to shareholders for approval, amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 4, the transaction of any other business, is expected to require the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker "non-votes" will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2, 3 and 4.

SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as the meeting of Templeton Global Governments Income Trust. It is anticipated that both meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.

ADJOURNMENT. If a sufficient number of votes in favor of the proposals contained in the Notice of Annual Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present and voting at the Meeting. Proxies will be voted as specified. Those proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in February 1998. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, no later than October 13, 1997.

                                   By order of the Board of Directors,



                                   Barbara J. Green,
                                   Secretary

February 10, 1997

                       TEMPLETON GLOBAL INCOME FUND, INC.
                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 25, 1997

                              PLEASE VOTE PROMPTLY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints BARBARA J. GREEN AND JOHN K. CARTER, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Shareholders of Templeton Global Income Fund, Inc. (the "Fund") to be held at the Fund's offices, 500 East Broward Blvd., Ft. Lauderdale Florida 33394-3091, on Tuesday, Mrach 25, 1997 at 10:00 A.M., EST, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER (OR NOT VOTED) AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1, IN FAVOR OF PROPOSAL 2, AGAINST PROPOSAL 3 AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO PROPOSAL 4.



                                                                        , 1997
-------------------------------------------          -------------------------
         Signature(s)                                              Date

PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. IF MORE THAN ONE OWNER IS REGISTERED AS SUCH, ALL MUST SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE.

(CONTINUED ON OTHER SIDE)

                              FOLD AND DETACH HERE



                                                               Please mark your ballot as
                                                               indicated in this example

THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR  PROPOSALS 1, 2 AND 4, AND AGAINST
PROPOSAL 3.

Proposal 1 -      Election of Directors.

     FOR all nominees              WITHHOLD          Nominees:  Andrew H. Hines, Jr., Harris J. Ashton, S.
     listed (except as             AUTHORITY          Joseph Fortunato, Nicholas F. Brady and Edith E. Holiday.
     marked to the right)         to vote for all
                                  nominees listed

                                                      To withhold  authority  to
                                                      vote  for  any  individual
                                                      nominee,     write    that
                                                      nominee's name on the line
                                                      below.

                                                      ------------------------------------------------------------


Proposal 2 - Ratification of the selection of McGladrey & Pullen, LLP as independent public accountants for the Fund for the fiscal year ending August
31, 1997.

                      FOR               AGAINST             ABSTAIN

Proposal 3 - To request and recommend that the Board of Directors approve, and submit to Shareholders for approval at the earliest practicable date, amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company.

                      FOR               AGAINST             ABSTAIN

Proposal 4 - In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Meeting or any adjournments thereof.

                    FOR               AGAINST             ABSTAIN


I PLAN TO ATTEND THE MEETING.

                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

                              FOLD AND DETACH HERE